Exhibit 99.1

Sharps Technology Completes Acquisition of Safegard Medical Syringe Manufacturing Facility

FDA/CE-Mark facility to produce our full range of world-class specialty safety syringes

NEW YORK, July 14, 2022 – Sharps Technology, Inc. (the “Company”) (NASDAQ: “STSS” and “STSSW”), an innovative medical device company offering patented, best-in-class, single use smart safety syringe products, is pleased to announce the Company completed its acquisition of Safegard Medical’s syringe manufacturing facility in Hungary.

“The acquisition of our first manufacturing facility is an important milestone in our transformation from an R&D-focused enterprise to revenue-generating commercial operations,” stated Robert Hayes, CEO of Sharps Technology. “With the acquisition now complete, with the addition of further assembly and manufacturing capacity, our team is confident we can deliver world class products to meet the strong and growing demand for smart safety syringes, a market forecasted to reach $14 billion globally by 2026.”

Production of Sharps Technology’s patented syringes, which comply with US regulatory and WHO guidelines, is anticipated to commence the end of this quarter at the newly acquired ISO-certified, CE-Mark approved, FDA-cleared facility. Under the terms of the original purchase agreement, signed in June 2020, Sharps Technology was contractually provided exclusive use of the facility for research and development prior to closing the acquisition.

Sharps Technology’s smart safety syringes are designed to eliminate accidental needlestick injuries, prevent needle reuse, and significantly reduce wasted vaccines and medicine while retaining the intuitive simplicity of traditional syringes. The Company’s expanding line of syringe products, which includes the Sharps Provensa Ultra-Low Waste™ syringes, are an attractive solution for drug companies seeking to minimize vaccine or drug waste.

Details of the transaction are available in the related Form 8-K filed with the U.S. Securities and Exchange Commission on July 14, 2022.

About Sharps Technology, Inc.

Sharps Technology, Inc. is a medical device company addressing global issues while engineering a safer future for healthcare providers and people everywhere through compassionate innovation. Sharps Provensa™ is the Company’s premier line of smart safety syringes that eliminate accidental needlestick injuries, prevent improper needle reuse, and reduce wasted medicine and vaccines—while retaining the intuitive simplicity of traditional syringes. Please visit SharpsTechnology.com to learn more.

Forward-looking Statements

This press release contains “forward-looking statements” Forward-looking statements reflect our current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements, include, but are not limited to, statements contained in this press release relating to our business strategy, our future operating results and liquidity and capital resources outlook. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, our ability to raise capital to fund continuing operations; our ability to protect our intellectual property rights; the impact of any infringement actions or other litigation brought against us; competition from other providers and products; our ability to develop and commercialize products and services; changes in government regulation; our ability to complete capital raising transactions; and other factors relating to our industry, our operations and results of operations. Actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. The Company assumes no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this release.

Investor Relations:

Dave Gentry

RedChip Companies Inc.

1-800-RED-CHIP (733-2447)

Or 407-491-4498

STSS@redchip.com